UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 9, 2021

GOODNESS GROWTH HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

British Columbia

(State or other jurisdiction of Incorporation)

000-56225	82-3835655
(Commission File Number)	(IRS Employer Identification No.)

207 South 9th Street Minneapolis, Minnesota	55402
(Address of principal executive offices)	(Zip Code)

(612) 999-1606

(Registrant’s telephone number, including area code)

Vireo Health International, Inc.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company          ⌧

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Years

Effective June 9, 2021, Vireo Health International, Inc. (the “Company”) changed its name to Goodness Growth Holdings, Inc. (the “Name Change”). To effect the Name Change, the Company filed a Notice of Alteration with the British Columbia Registrar of Companies. Other than the Name Change, no other changes were made to the Company’s Notice of Articles. Copies of the Certificate of Name Change and Notice of Articles are attached hereto as Exhibits 3.1 and 3.2, respectively.

Item 7.01. Regulation FD Disclosure

On June 9, 2021, the Company issued a press release in connection with its previously announced investor day events. Attached hereto as Exhibits 99.1, and furnished herewith, is a copy of that release.

Item 8.01. Other Events

New Ticker Symbols and CUSIP

In connection with the Name Change, on June 9, 2021, the Company’s subordinate voting shares (“Shares”) began trading under the ticker symbol “GDNS” on the Canadian Stock Exchange and under the ticker symbol “GDNSF” on the OTCQX Market in the United States. The new CUSIP for the Shares following the Name Change is 38238W103.

New Corporate Website

In connection with the Name Change, the Company launched a new corporate website: www.goodnessgrowth.com.  The Company’s investor relations information, including press releases and links to the Company’s filings with the Securities and Exchange Commission, will now be found on this website. The Company’s SEC filings and the Company’s corporate governance documents, including the charters of the committees of the Board, Corporate Governance Guidelines, and Code of Ethics and Business Conduct, are available on this website. Any amendments to or waivers of the Company’s Code of Ethics and Business Conduct will be disclosed on this website.

Item 9.01.Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description

3.1	Certificate of Name Change, dated June 9, 2021
3.2	Notice of Articles, dated June 9, 2021
99.1	Press Release of the Company, dated June 9, 2021

SIGNATURES

Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GOODNESS GROWTH HOLDINGS, INC.

	By:	/s/ Kyle E. Kingsley
Kyle E. Kingsley
Chief Executive Officer

Dated: June 9, 2021